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                    ----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  ZIPLINK, INC.
                        ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                                     04-3457219
  ----------------------------------       -----------------------------------
      (STATE OF INCORPORATION                          (I.R.S. EMPLOYER
         OR ORGANIZATION)                             IDENTIFICATION NO.)


  900 CHELMSFORD STREET, TOWER ONE, FIFTH FLOOR, LOWELL, MA      01851
  ---------------------------------------------------------      -----
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


  IF THIS FORM RELATES TO THE              IF THIS FORM RELATES TO THE
  REGISTRATION OF A CLASS OF SECURITIES    REGISTRATION OF A CLASS OF SECURITIES
  PURSUANT TO SECTION 12(b) OF THE         PURSUANT TO SECTION 12(g) OF THE
  EXCHANGE ACT AND IS EFFECTIVE            EXCHANGE ACT AND IS  EFFECTIVE
  PURSUANT TO GENERAL INSTRUCTION          PURSUANT TO GENERAL INSTRUCTION
  A.(c), PLEASE CHECK THE FOLLOWING        A.(d), PLEASE CHECK THE FOLLOWING
  BOX.  [   ]                              BOX.     [ X ]


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
FORM RELATES:   333-74273


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED

                NONE                                           N/A


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     Common stock, par value $.001 per share
                     ---------------------------------------
                                (TITLE OF CLASS)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock of ZipLink, Inc. (the "Registrant") is set forth under the caption "Description of Capital Stock" in the Prospectus forming a part of Amendment No. 3 to the Registration Statement on Form S-1 filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on May 19, 1999, Registration No. 333-74273 (the "Registration Statement"), and such description is hereby incorporated by reference herein for all purposes.


ITEM 2.  EXHIBITS.

         1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

         2. Amended and Restated Bylaws of the Registrant, incorporated herein by reference from Exhibit 3.2 to the Registration Statement.

         3. Form of Specimen Stock Certificate for the Registrant's Common Stock, incorporated herein by reference from Exhibit 4.1 to the Registration Statement.


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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  May 20, 1999

                           ZipLink, Inc.


                           By:  /s/Henry M. Zachs
                              -------------------
                                Henry M. Zachs
                                Co-Chairman and Chief
                                Executive Officer